SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

             -----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                          Date of Report: June 24, 2004
                          -----------------------------
                        (date of earliest event reported)


                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
               (Exact name of Registrant as Specified in Charter)



        North Carolina             333-109298-02              56-1967773
        --------------             -------------              ----------
        (State or Other             (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)         Identification Number)


                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-4868
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.   Other Events.
          ------------

On June 24,  2004,  Wachovia  Asset  Securitization  Issuance,  LLC  caused  the issuance and sale of the Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1, pursuant to an Indenture, dated as of June 24, 2004, among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

               4.1 Servicing Agreement, dated as of June 24, 2004, among Wachovia Bank, National Association, as Servicer and Paying Agent, the Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

               4.2  Trust Agreement, dated as of June 24, 2004, between Wachovia
                    Asset  Securitization   Issuance,  LLC,  as  Depositor,  and
                    Wilmington Trust Company, as Owner Trustee.

               4.3 Indenture, dated as of June 24, 2004, among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent, and corresponding Appendix.

               10.1 Mortgage Loan Purchase Agreement, dated as of June 24, 2004, between Wachovia Bank, National Association, as Seller and as Servicer, and Wachovia Asset Securitization Issuance, LLC, as Purchaser or Depositor.

               10.2 Note  Guaranty  Insurance  Policy  issued by MBIA  Insurance
                    Corporation,   relating  to  Wachovia  Asset  Securitization
                    Issuance, LLC Asset-Backed Notes, Series 2004-HE1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WACHOVIA ASSET SECURITIZATION
                                              ISSUANCE, LLC



                                              By: /s/ Robert Perret
                                                --------------------------------
                                                Name:   Robert Perret
                                                Title:  Vice President




Date:    July 8, 2004

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                                  Exhibit Index


Exhibit Number             Description
--------------             -----------
  4.1                      Servicing Agreement, dated as of June 24, 2004, among
                           Wachovia Bank, National Association,  as Servicer and
                           Paying  Agent,  the  Wachovia  Asset   Securitization
                           Issuance,  LLC 2004-HE1  Trust,  as Issuer,  and U.S.
                           Bank National Association, as Indenture Trustee.

  4.2 Trust Agreement, dated as of June 24, 2004, between Wachovia Asset Securitization Issuance, LLC, as Depositor, and Wilmington Trust Company, as Owner Trustee.

  4.3 Indenture, dated as of June 24, 2004, among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, U.S. Bank National Association, as Indenture Trustee and Wachovia Bank, National Association, as Paying Agent, and corresponding Appendix.

  10.1 Mortgage Loan Purchase Agreement, dated as of June 24, 2004, between Wachovia Bank, National Association, as Seller and as Servicer, and Wachovia Asset Securitization Issuance, LLC, as Purchaser or Depositor.

  10.2 Note Guaranty Insurance Policy issued by MBIA Insurance Corporation, relating to Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1.

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